                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated February 7, 2002, with respect to the consolidated financial statements and schedule of Veeco Instruments Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                       /s/ Ernst & Young LLP

Melville, New York
May 23, 2002